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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 17, 2000


                             SBS TECHNOLOGIES, INC.


                               ------------------


        New Mexico                   1-10981                   85-0359415
------------------------      ---------------------      ----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)



2400 Louisiana Blvd, NE AFC Bldg 5-600 Albuquerque, New Mexico         87110
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         (Address of principal executive offices)                    (Zip code)



         Registrant's telephone number, including area code:  (505) 875-0600
                                                              --------------



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ITEM 5.  OTHER EVENTS

On March 17, 2000, SBS Technologies, Inc. ("SBS") issued a news release with respect to its expected financial results.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  SBS TECHNOLOGIES, INC.




Date:  March 22, 2000                             By:  /s/  J. E. DIXON
                                                     ----------------------
                                                  James E. Dixon, Jr.
                                                  Vice President
                                                  Finance & Administration



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                     SBS TECHNOLOGIES, INC. AND SUBSIDIARIES

                                  EXHIBIT INDEX


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
EXHIBIT NUMBER                DESCRIPTION                               METHOD OF FILING
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
 99.1b               Press Release by SBS Technologies, Inc.     Filed herewith electronically
                     Dated March 17, 2000